Exhibit 99.1






                  Certification of Periodic Financial Report
                      Pursuant to 18 U.S.C. Section 1350




     For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, L. R. Raymond, the chief executive officer of Exxon Mobil Corporation (the "Company"), hereby certifies that, to his knowledge:

          (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2002



                                            /s/ L. R. Raymond
                                            _______________________
                                            L. R. Raymond
                                            Chief Executive Officer



















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